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                                                                    EXHIBIT 32.1


                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Each of the undersigned officers of Quanta Services, Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to such officer's knowledge that:

         (1) the accompanying Form 10-K report for the period ending
December 31, 2004 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 15, 2005

                                             /s/ JOHN R. COLSON
                                             -----------------------------------
                                             John R. Colson,
                                             Chief Executive Officer



Dated: March 15, 2005

                                             /s/ JAMES H. HADDOX
                                             -----------------------------------
                                             James H. Haddox,
                                             Chief Financial Officer